                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported):    02-16-95
                                                         --------------


                          Rowe Furniture Corporation
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Nevada                 1-10226                54-0458563
       -----------------------------------------------------------------
       (State or other           (Commission           (IRS Employer
       jurisdiction of           File Number)           Identification
       incorporation)                                       Number)



                    239 Rowan Street, Salem, Virginia  24153
       -----------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)




       Registrant's telephone number, including area code (703) 389-8671
                                                          --------------



                                     None
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)

                             ITEMS OF INFORMATION
                             --------------------

Item 2.  Acquisition or Disposition of Assets
- ---------------------------------------------

On February 16, 1995, Rowe Properties, Inc., a 100% owned subsidiary of Rowe Furniture Corporation sold its 175,000 sq. ft. warehouse located in Sylmar, California to Desert Sierra Properties, Inc., a Nevada corporation.

This property had been utilized by Rowe Properties as a source of rental income and was subject to a long-term lease which expired December 31, 1994.

The property was sold for $6.60 million. The carrying value of the asset was $1.3 million and the after-tax gain on the sale was approximately $3.0 million net of lost rents during the disposition period. The purchase price for the registrant's property was determined as a result of arms-length negotiations between unrelated parties. A copy of the amended sales agreement is annexed as Exhibit A. A copy of the amended closing agreement is annexed as Exhibit B.

Rowe Properties intends to secure other rental-income producing property to permit a "tax-deferred" exchange with the proceeds realized from this transaction. Such property has not yet been identified.


Exhibits.
- --------

Exhibit A - February 1, 1995 Amendment to Offer, Agreement and Escrow Instructions for Purchase of 15860 Olden Street, Sylmar, California.

Exhibit B - February 7, 1995 Closing Amendment to Offer, Agreement and Escrow Instruction for Purchase of 15860 Olen Street, Sylmar, California.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ROWE FURNITURE CORPORATION
                                        -----------------------------------
                                        Registrant


Date March 2, 1995                      /s/ A. H. Dunkin
     --------------------------         -----------------------------------
                                        A. H. Dunkin
                                        Secretary-Treasurer

                                   EXHIBIT A


                          FEBRUARY 1, 1995 AMENDMENT
                                      TO
                   OFFER, AGREEMENT AND ESCROW INSTRUCTIONS
                      FOR PURCHASE OF 15860 OLDEN STREET,
                           SYLMAR, CALIFORNIA  91342
                           Dated:  November 28, 1994


     THIS AMENDMENT ("Amendment"), dated for reference purposes as set forth above and effective upon complete execution hereof, is made to that certain OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF 15860 OLDEN STREET, SYLMAR, CALIFORNIA 91342 dated November 28, 1994 as heretofore amended "Agreement") by and between 35 LAKE AVENUE, a California limited partnership, or Nominee ("Buyer" or "Party") and ROWE PROPERTIES, INC. (formerly known as Rowe Furniture Corporation), a California corporation (collectively "Seller" or "Party").

     In consideration of the mutual promises hereinafter made and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are acknowledged, the Parties hereto, intending to be legally bound, hereby agree that this Amendment shall modify, amend and/or supplement the Agreement as to the provisions only as hereinafter stated.

1.   Amendments.

     1. The Purchase Price shall be Six Million Six Hundred Thousand Dollars ($6,600,000).

     2. Subject to all other terms and conditions of the Closing, Buyer agrees to fund the balance of the Purchase Price for Closing no later than Wednesday, February 15, 1995 and to use all reasonable efforts to fund prior to Friday, February 10, 1995.

     3. Subject to all other terms and conditions of the Closing, Buyer and Seller agree to Close no later than Wednesday, February 15, 1995 and to use all reasonable efforts to Close by Friday, February 10, 1995.

     4. In exchange for the Purchase Price reduction, Buyer hereby approves of the Inspections as of the date hereof and agrees to accept the Project in its known and disclosed condition.

II.  Interpretative Provisions.

     A. Until execution and delivery of the Amendment by and to Buyer and Seller, the Amendment shall be deemed a revocable offer. IF THIS AMENDMENT IS NOT EXECUTED BY SELLER AND RETURNED TO BUYER BY 2:00 P.M. P.S.T. ON MONDAY, FEBRUARY 6, 1995, THIS AMENDMENT SHALL BE DEEMED SOLELY AN OFFER AND THE OFFER SHALL BE DEEMED WITHDRAWN AND NULL AND VOID.

     B. Except as otherwise explicitly provided herein, this Amendment together with Agreement, and all referred to exhibits, agreements and instruments shall constitute the entire and final understanding of the Parties as to the subject matter herein stated. All conflicts between this Amendment and the provisions of the Agreement, any other agreement or any contrary conduct shall be resolved in favor of this Amendment. All provisions of the Agreement, as hereby modified, shall remain in full force and effect and shall apply hereto. No Party shall be entitled to any advantage due to another Party's legal or other representation or preparation of this Amendment. As used herein certain capitalized words shall be the meaning as herein provided and if not provided herein then as provided in the Agreement. This Amendment may be executed in any number of counterparts. Each shall be deemed an original and all shall constitute one and the same agreement. A FAXed or other duplicated copy of this Amendment may be executed as an original and a FAXed or other duplicated copy of the executed Amendment may be accepted and relied upon as if it were an executed original. The failure of any or all Parties to initial each page of this Amendment or to fill in any blanks shall not in any way affect its enforceability or validity.

     IN WITNESS HEREOF, the Parties hereto have executed this Amendment on the Counter-Signature pages attached hereto as of the date first written below.

                             COUNTERSIGNATURE PAGE
                                      TO
                          FEBRUARY 1, 1995 AMENDMENT
                  TO OFFER, AGREEMENT AND ESCROW INSTRUCTIONS
                      FOR PURCHASE OF 15860 OLDEN STREET,
                           SYLMAR, CALIFORNIA  91342
                           Dated:  November 28, 1994

- --------------------------------------------------------------------------------
INSTRUCTIONS: PLEASE READ THE FOREGOING CAREFULLY AND IF COMPLETELY SATISFIED THEREWITH, PLEASE INITIAL THE BOTTOM RIGHT CORNER OF EACH PAGE HEREOF INCLUDING THE EXHIBITS HERETO AND SIGN BELOW WHERE PROVIDED. PLEASE COMPLETE ALL REQUESTED INFORMATION AND INITIAL ALL ADDITIONS, CORRECTIONS OR CHANGES HERETO. BY YOUR SIGNATURE BELOW YOU ACKNOWLEDGE RECEIPT OF A COMPLETE COPY OF THIS AMENDMENT.
- --------------------------------------------------------------------------------

BUYER:                                       SELLER:

35 LAKE AVENUE                               ROWE PROPERTIES, INC.
A California Limited Partnership             (formerly know as Rowe
                                             Furniture, Inc.)
                                             A California Corporation

By:  City Star Investments, Inc.             Execution Date:
     A California Corporation                February 2, 1995
     As General Partner

Execution Date:
February 2, 1995                             By: /s/ ARTHUR H. DUNKIN
                                                 -------------------------

                                             Print Name:  Arthur H. Dunkin

By:  /s/ David Mercer                        Print Title:  Secy./Treasurer
     --------------------------
     David Mercer, President


Buyer's Counsel:                             Seller Counsel:

Joel Michael Kantor, Esq.                    Howard J. Ross, Esq.
1990 S. Bundy Drive, Ste 600                 Silver, Freedman & Taff
Los Angeles, CA  90025-5291                  1100 New York Avenue, N.W.
Phone (310) 442-5308                         Washington, DC.  20005-3934
FAX (310) 207-0210                           Phone No. (202) 414-6100
                                             FAX No. (202) 682-0354

                      FEBRUARY 7, 1995 CLOSING AMENDMENT
                                      TO
                   OFFER, AGREEMENT AND ESCROW INSTRUCTIONS
                      FOR PURCHASE OF 15860 OLDEN STREET,
                           SYLMAR, CALIFORNIA 91342
                           Dated: November 28, 1994



     THIS AMENDMENT ("Amendment"), dated for reference purposes as set forth above and effective upon complete execution hereof, is made to that certain OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF 15860 OLDEN STREET, SYLMAR, CALIFORNIA 91342 dated November 28, 1994 as heretofore amended ("Agreement") by and between 35 LAKE AVENUE, a California limited partnership, or Nominee ("Buyer" or "Party") and ROWE PROPERTIES, INC. (formerly known as Rowe Furniture Corporation), a California corporation (collectively "Seller" or "Party").

     In consideration of the mutual promises hereinafter made and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are acknowledged, the Parties hereto, intending to be legally bound, hereby agree that this Amendment shall modify, amend and/or supplement the Agreement as to the provisions only as hereinafter stated.

I.   Amendments.

     1. Buyer hereby designates DESERT SIERRA PROPERTIES, INC., a Nevada corporation ("DSP") as its Nominee under and to the Agreement as amended, and hereby transfers and assigns all rights, title, interest in and to the Agreement to DSP. DSP hereby accepts the Assignment and assumes all obligations of the Buyer. Seller hereby acknowledges and consents to the Assignment and upon the Closing, to the release of 35 Lake Avenue.

     2. Upon the same terms and conditions of the Agreement, Seller hereby additionally warrants and represents to Buyer that Seller is not Insolvent, will not be rendered Insolvent by the execution, delivery and performance of the Agreement as amended or any other act or transaction contemplated by the Agreement or any related agreement, and there is no reason to believe that it may be rendered Insolvent during the next twelve (12) month period. As used herein, the term "Insolvency", or any variation thereof, shall mean whenever the respective party cannot pay its debts and obligations as they become due, or whenever its current liabilities exceed its current assets, or whenever its present fair salable value of its assets is less than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured, or whenever it is generally not paying its debts as they become due, or whenever it has admitted the same in any writing, or whenever it is insolvent within the meaning of any definition as provided by Law.

     3. The Parties hereby acknowledge and agree that the Permitted Exceptions shall be items 1, 2, 3, 4, 5, 6, 8, and 9 of Schedule "B" of the Pacific Title Guaranty Company Preliminary Title Report dated as of February 3, 1995 ("PTR"), a copy of which is attached hereto as Exhibit "A".

     4. Prior to and as a contingency to the Closing, Seller agrees to and shall deliver to Buyer through Escrow the following documents:

          A. Written confirmation that the pending Daum lease listing agreement will be or has been terminated as of the Closing.

          B. All original pending warranties and guaranties relating to the Project, including but not limited to those relating to the earthquake repairs and reconstruction, duly endorsed by Seller as assigned to Buyer.

          C. The original deed of reconveyance concerning the Bankers Life Company Trust Deed identified in item 7 of Schedule "B" of the PTR (which escrow shall record concurrently with the Closing.

          D. The Federal Certification of Non-Foreign Status by Corporation and the California Withholding Exemption Certificate, form 590, duly executed by Seller.

     5. Escrowholder and Title Company are hereby instructed to use the Statement of Tax Due And Request That The Amount Paid Not Be Made Part Of The Permanent Record form to record the transfer taxes and that the same not be disclosed on the Grant Deed.

II. Interpretative Provisions. Except as otherwise explicitly provided herein, this Amendment together with Agreement, and all referred to exhibits, agreements and instruments shall constitute the entire and final understanding of the Parties as to the subject matter herein stated. All conflicts between this Amendment and the provisions of the Agreement, any other agreement or any contrary conduct shall be resolved in favor of this Amendment. All provisions of the Agreement, as hereby modified, shall remain in full force and effect and shall apply hereto. No Party shall be entitled to any advantage due to another Party's legal or other representation or preparation of this Amendment. As used herein certain capitalized words shall have the meaning as herein provided and if not provided herein then as provided in the Agreement. This Amendment may be executed in any number of counterparts. Each shall be deemed an original and all shall constitute one and the same Agreement. A FAXed or other duplicated copy of this Amendment may be executed as an original and a FAXed or other duplicated copy of the executed Amendment may be accepted and relied upon as if it were an executed original. The failure of any or all Parties to initial each page of this Amendment or to fill in any blanks shall not in any way affect its enforceability or validity.

     IN WITNESS HEREOF, the Parties hereto have executed this Amendment on the Counter-Signature pages attached hereto as of the date first written below.

                             COUNTERSIGNATURE PAGE
                                      TO
                          FEBRUARY 7, 1995 AMENDMENT
                                      TO
                   OFFER, AGREEMENT AND ESCROW INSTRUCTIONS
                      FOR PURCHASE OF 15860 OLDEN STREET,
                           SYLMAR, CALIFORNIA 91342
                           Dated: November 28, 1994

- --------------------------------------------------------------------------------
INSTRUCTIONS: PLEASE READ THE FOREGOING CAREFULLY AND IF COMPLETELY SATISFIED THEREWITH, PLEASE INITIAL THE BOTTOM RIGHT CORNER OF EACH PAGE HEREOF INCLUDING THE EXHIBITS HERETO AND SIGN BELOW WHERE PROVIDED. PLEASE COMPLETE ALL REQUESTED INFORMATION AND INITIAL ALL ADDITIONS, CORRECTIONS OR CHANGES HERETO. BY YOUR SIGNATURE BELOW YOU ACKNOWLEDGE RECEIPT OF A COMPLETE COPY OF THIS AMENDMENT.
- --------------------------------------------------------------------------------

WITHDRAWING BUYER:                    SELLER:

35 LAKE AVENUE                        ROWE PROPERTIES, INC.
A California Limited Partnership      (formerly known as Rowe Furniture, Inc.)
                                      A California Corporation

By: City Star Investments, Inc.       Execution Date: February__, 1995
    A California Corporation
    As General Partner
                                      By:_____________________________________
Execution Date: February__, 1995
                                      Print Name______________________________

    By:____________________________   Print Title:____________________________
       David Mercer, President

NOMINEE AND SUBSTITUTE BUYER:

DESERT SIERRA PROPERTIES, INC.
A Nevada Corporation

Execution Date: February__, 1995

By:________________________________
      Kenneth Ruggles
      Chief Financial Officer

1   Buyer's Counsel:                             Seller's Counsel:

2   Joel Michael Kantor, Esq.                    Howard J. Ross, Esq.
3   1990 So. Bundy Dr., Ste. 600                 Silver, Freedman & Taft
4   Los Angeles, CA  90025-5291                  1100 New York Ave. N.W.
5   Phone (310) 442-5308                         Washington, D.C. 20005-3934
6   FAX (310) 207-0210                           Phone No. (202) 414-6100
7                                                Fax No. (202) 682-0354

                                Exhibit "A" to

         Closing Amendment to Offer, Agreement and Escrow Instructions

                 Schedule "B" of the Preliminary Title Report

ORDER NO. 943775-01

                                  SCHEDULE B


AT THE DATE HEREOF EXCEPTIONS TO COVERAGE IN ADDITION TO THE PRINTED EXCEPTIONS AND EXCLUSIONS IN THE POLICY FORM DESIGNATED ON THE FACE PAGE OF THIS REPORT WOULD BE AS FOLLOWS:

A. PROPERTY TAXES, INCLUDING ANY PERSONAL PROPERTY TAXES AND ANY ASSESSMENTS COLLECTED WITH TAXES, FOR THE FISCAL YEAR 1994-1995.
TOTAL             : $36,912.36
FIRST INSTALLMENT : $18,456.19, PAID
SECOND INSTALLMENT: $18,456.17
PENALTY           : $1,855.61, AFTER APRIL 10, 1995
PERSONAL PROPERTY : $NONE
EXEMPTION         : $NONE
CODE AREA         : 00016
ASSESSMENT NO.    : 2501-002-022

B. THE LIEN OF SUPPLEMENTAL TAXES, IF ANY, ASSESSED PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE, OF THE STATE OF CALIFORNIA.

- --------------------------------------------------------------------------------
1. AN EASEMENT AFFECTING THE PORTION OF SAID LAND AND FOR THE PURPOSES STATED HEREIN, AND INCIDENTAL PURPOSES, CONDEMNED BY FINAL DECREE
FOR               : COVERED STORM DRAIN AND APPURTENANT STRUCTURES
CASE NO.          : 999,993 SUPERIOR COURT, LOS ANGELES COUNTY
RECORDED          : OCTOBER 12, 1972 AS INSTRUMENT NO. 3668, IN BOOK D-5633
                    PAGE 241, OFFICIAL RECORDS
AFFECTS           : A 16 FOOT STRIP AND A TRIANGULAR PARCEL ADJOINING SAID
                    STRIP OVER THE SOUTHERLY PORTION OF SAID LAND AS THEREIN PROVIDED.

SAID EASEMENT IS DELINEATED ON THE MAP OF SAID TRACT NO. 23238.

SAID DECREE CONTAINS THE FOLLOWING:

- --------------------------------------------------------------------------------
                                       3

ORDER NO. 943775-01



RESERVING UNTO THE OWNERS, THEIR HEIRS, SUCCESSORS AND ASSIGNS THE RIGHT TO CONSTRUCT, RECONSTRUCT, MAINTAIN AND OPERATE ANY BUILDING, STRUCTURE OR OTHER IMPROVEMENTS ON, OVER AND ACROSS SAID EASEMENT SUBJECT TO THE CONDITIONS THAT THE OWNERS, THEIR HEIRS, SUCCESSORS AND ASSIGNS, WILL NOT PERFORM OR ARRANGE FOR THE PERFORMANCE OF ANY CONSTRUCTION OR RECONSTRUCTION WORK ON ANY BUILDING, STRUCTURE OR OTHER IMPROVEMENT UNTIL THE PLANS AND SPECIFICATIONS FOR SUCH CONSTRUCTION OR RECONSTRUCTION SHALL HAVE FIRST BEEN SUBMITTED TO AND BEEN APPROVED IN WRITING BY THE CHIEF ENGINEER OF THE LOS ANGELES COUNTY FLOOD CONTROL DISTRICT.

2. AN EASEMENT AFFECTING THE PORTION OF SAID LAND AND FOR THE PURPOSES STATED HEREIN, AND INCIDENTAL PURPOSES, SHOWN OR DEDICATED BY THE
MAP OF             : TRACT 23238
FOR                : SANITARY SEWERS
AFFECTS            : A 10 FOOT STRIP OVER THE SOUTHERLY PORTION OF SAID LOT AS
                     DELINEATED ON SAID MAP.

3. AN EASEMENT AFFECTING THE PORTION OF SAID LAND AND FOR THE PURPOSES STATED HEREIN, AND INCIDENTAL PURPOSES, SHOWN OR DEDICATED BY THE
MAP OF             : TRACT 23238
FOR                : DRAINAGE
AFFECTS            : A VARIABLE WIDTH PARCEL ADJOINING THE EXISTING FLOOD
- --------------------------------------------------------------------------------
                     CONTROL EASEMENT, AS DELINEATED ON SAID MAP.

4. A COVENANT AND AGREEMENT, UPON AND SUBJECT TO THE TERMS AND CONDITIONS
THEREIN.
EXECUTED BY        : RALPH WEINER
IN FAVOR OF        : CITY OF LOS ANGELES
RECORDED           : DECEMBER 6, 1973 AS INSTRUMENT NO. 2546

WHICH, AMONG OTHER THINGS, PROVIDES:

THAT IN CONSIDERATION OF THE APPROVAL OF TENTATIVE TRACT NO. 23238 BY THE ADVISORY AGENCY, I DO HEREBY PROMISE, COVENANT AND AGREE TO AND WITH THE CITY OF LOS ANGELES AND THE ADVISORY AGENCY OF SAID CITY THAT TO THE EXTENT OF OUR INTEREST, I AGREE THAT SAID PROPERTY WILL NEVER BE DEVELOPED FOR RESIDENTIAL USE, UNLESS THE REQUIRED DEDICATION OF LAND FOR PARK AND RECREATIONAL PURPOSES OR THE PAYMENT OF FEES IN LIEU THEREOF HAS BEEN MADE.


- --------------------------------------------------------------------------------

ORDER NO. 943775-01


5. A COVENANT AND AGREEMENT, UPON AND SUBJECT TO THE TERMS AND CONDITIONS
THEREIN.
DATED             : DECEMBER 22, 1975
EXECUTED BY       : ROWE  FURNITURE CORPORATION
IN FAVOR OF       : CITY OF LOS ANGELES
RECORDED          : DECEMBER 23, 1975 AS INSTRUMENT NO. 2557
REGARDING         : MAINTENANCE OF BUILDING

WHICH, AMONG OTHER THINGS, PROVIDES:

IN CONSIDERATION OF THE CITY OF LOS ANGELES ALLOWING THE USE OF 28 FEET OF A 100 FOOT WIDE RAILROAD RIGHT OF WAY TO SERVE AS A PORTION OF A RECORDED YARD FOR AN OVER-SIZED BUILDING.

ON SAID PROPERTY, WE DO HEREBY COVENANT AND AGREE TO AND WITH SAID CITY TO ALTER THE BUILDING TO CONFORM TO THE BUILDING CODE IN THE EVENT A STRUCTURE IS CONSTRUCTED IN THE RIGHT OF WAY WITHIN 28 FEET OF THE AND ADJACENT TO THE SOUTHWEST PROPERTY LINE OF THE PROPOSED BUILDING SITE.

6. A COVENANT AND AGREEMENT, UPON AND SUBJECT TO THE TERMS AND CONDITIONS
THEREIN.
DATED             : DECEMBER 22, 1975
EXECUTED BY       : ROWE FURNITURE CORPORATION
- --------------------------------------------------------------------------------
IN FAVOR OF       : CITY OF LOS ANGELES
RECORDED          : DECEMBER 23, 1975 AS INSTRUMENT NO. 2558
REGARDING         : MAINTENANCE OF YARDS FOR AN OVER-SIZED BUILDING

WHICH, AMONG OTHER THINGS, PROVIDES:

IN CONSIDERATION OF THE ISSUANCE BY THE CITY OF LOS ANGELES OF A BUILDING PERMIT FOR THE CONSTRUCTION OF AN OVERSIZED BUILDING ON SAID PROPERTY, WE DO HEREBY COVENANT AND AGREE TO AND WITH SAID CITY, PURSUANT TO SECTION 91.0506(k) OF THE LOS ANGELES MUNICIPAL CODE, TO MAINTAIN ON SAID PROPERTY, A YARD OF 47 FEET IN
                                                                    --
WIDTH, UNOBSTRUCTED FROM GROUND TO SKY, AS SHOWN ON THE ATTACHED PLOT PLAN.

ORDER NO. 943775-01


7. A DEED OF TRUST TO SECURE AN INDEBTEDNESS IN THE AMOUNT SHOWN BELOW, AND ANY OTHER OBLIGATIONS SECURED THEREBY
AMOUNT            : $1,800,000.00
DATED             : NOVEMBER 16TH, 1977
TRUSTOR           : ROWE FURNITURE CORPORATION, A CALIFORNIA CORPORATION
TRUSTEE           : H.A. HECHT
BENEFICIARY       : BANKERS LIFE COMPANY, AN IOWA CORPORATION
RECORDED          : NOVEMBER 22, 1977 AS INSTRUMENT NO. 77-1290828. OFFICIAL
                    RECORDS

8. MATTERS WHICH MAY BE DISCLOSED BY AN INSPECTION OR BY A SURVEY OF SAID LAND THAT IS SATISFACTORY TO THIS COMPANY, OR BY INQUIRY OF THE PARTIES IN POSSESSION THEREOF.

9. WATER RIGHTS, CLAIMS OR TITLE TO WATER, WHETHER OR NOT SHOWN BY THE PUBLIC RECORDS.

NOTE NO. 1: THIS COMPANY WILL REQUIRE THE FOLLOWING TO INSURE A LOAN BY OR A CONVEYANCE FROM, THE ENTITY NAMED BELOW:

ROWE FURNITURE CORPORATION, A CALIFORNIA CORPORATION
- --------------------------------------------------------------------------------
(A) A COPY OF THE CORPORATION BY-LAWS OR ARTICLES

(B) AN ORIGINAL OR CERTIFIED COPY OF THE RESOLUTION AUTHORIZING THE SUBJECT TRANSACTION, WHICH DESIGNATES THE OFFICERS AUTHORIZED TO EXECUTE ON THE CORPORATION'S BEHALF.


NOTE NO. 2: IF A 1970 ALTA OWNER'S OR LENDER'S OR A 1975 ALTA LEASEHOLD OWNER'S OR LENDER'S POLICY FORM HAS BEEN REQUESTED, THE POLICY WHEN ISSUED, WILL BE ENDORSED TO ADD THE FOLLOWING TO THE EXCLUSIONS FROM COVERAGE CONTAINED THEREIN:


                FOR AMERICAN LAND TITLE ASSOCIATION LOAN POLICY
                   WITH ALTA ENDORSEMENT FORM 1 COVERAGE AND

             AMERICAN LAND TITLE ASSOCIATION LEASEHOLD LOAN POLICY
                     WITH ALTA ENDORSEMENT-FORM 1 COVERAGE
                           EXCLUSIONS FROM COVERAGE